MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of December 31, 2023

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

GEOGRAPHIC DIVERSIFICATION



5.95%
28.75%
65.30%
Domestic
International
Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	25.02%
Consumer Discretionary	15.35%
Communication Services	15.22%
Consumer Staples	12.48%
Healthcare	11.81%
Financials	8.95%
Industrials	4.46%
Materials	0.76%
Utilities	0.00%
Energy	0.00%
Net Cash'	5.95%

TOP 10 HOLDINGS

Mastercard Inc. Class A	11.62%
Novo Nordisk A/S	8.06%
Alphabet, Inc. Class A	7.61%
LVMH Moët Hennessey Louis Vuitton ADR	7.59%
Apple, Inc.	7.50%
Alphabet, Inc. Class C	6.58%
The TJX Companies, Inc.	4.38%
Nike, Inc. Class B	3.38%
Bank of America Corporation	3.28%
The Hershey Company	3.27%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	37
2023 Portfolio Turnover	2.52%
Net Assets (millions)	$25.68
Total Expense Ratio	1.51%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]



Mundoval Fund
MSCI World Index
7.58%
11.42%
15.78%
23.79%
5.09%
7.27%
12.84%
12.80%
10.36%
10.72%
6.93%
8.60%
7.51%
7.97%
Non-annualized 4Q23
1-Year
3-Year
5-Year
7-Year
10-Year
Since Inception*

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$40,516
2006
2011
2016
2021

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $40,516.20 on 12/31/23. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

MUNDOVAL FUND
GLOBAL VALUE INVESTING

4Q23 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 7.58% in the fourth quarter versus 11.42% for the MSCI World Index during the same period. Since inception date of the Fund on September 3, 2004, the average annualized rate of return of for the Mundoval Fund has been 7.51% versus 7.97% for the MSCI World Index.

Positive factors impacting investment performance for the Fund during the quarter included the Financial sector (Bank of America and BlackRock Inc.), Information Technology sector (Microsoft and Taiwan Semiconductor) and the Industrial sector (RTX Corporation). Negative factors impacting performance for the Fund during the quarter included the Consumer Staples sector (Diageo Plc and The Hershey Company) and the Healthcare sector (West Pharmaceutical Services, Inc.)

The geographic diversification of the Fund as of December 29, 2023 was 65.30% Domestic stocks, 28.75% International stocks and 5.95% cash equivalents. The Fund owned shares of common stock in 36 companies.

Manager Commentary:

During the fourth quarter the yield on the 10-year US Treasury bond fell a full percentage point since topping 5% in October, easing investor worries that a prolonged period of higher interest rates would lead to an economic slowdown and recession. The Federal Reserve announced during the quarter that it would refrain from further increases in interest rates as inflation began to subside. The S&P 500 index increased by more than 11% during the fourth quarter, lead primarily by technology stocks, which surged to their best performance since 2009. International stocks as measured by the MSCI EAFE Index gained 10.42% while the MSCI Emerging Markets Index increased by more than 8% during the fourth quarter.

Elevance Health Inc. announced 20% earnings growth in the third quarter, increased their earnings guidance for the fiscal year and repurchased 3.8 million shares of common stock for $1.7 billion. **Bank of America** reported 15% growth in net income during the first nine months of the year after opening 200,000 new checking accounts and 1 million credit card accounts during the 3rd quarter. **Mastercard Inc**. announced during the third quarter that transactions were up more than 30% on a year-over-year basis, as consumer spending and cross-border travel remained resilient. **Airbus SE** delivered 172 commercial aircraft in the third quarter and celebrated the tenth anniversary of the first flight of the A220 model.

Thank you for your business and continued support.
Sincerely yours,
Arthur Q. Johnson, CFA
Portfolio Manager

Average Annualized Total Returns as of December 31, 2023

	4Q 2023 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10-Year	Since Inception (9/3/04)
Mundoval Fund	7.58%	15.78%	5.09%	12.84%	10.36%	6.93%	7.51%
MSCI World Index	11.42%	23.79%	7.27%	12.80%	10.72%	8.60%	7.97%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

7855 Ivanhoe Avenue, Suite 210 | La Jolla, CA 92037 | (858) 454-4837 | info@mundoval.com | www.mundoval.com